CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other current assets, amounts due from the Group's executives and employees	$ 46,361	$ 46,262
Ordinary shares, par value	$ 0.10	$ 0.10
Ordinary shares, shares authorized	499,580,000	499,580,000
Ordinary shares, shares issued	133,860,445	134,343,617
Ordinary shares, shares outstanding	133,518,800	132,950,255